UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2013

ITC Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-32576	32-0058047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27175 Energy Way, Novi, Michigan		48377
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-946-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2013, the Board of Directors (the "Board") of ITC Holdings Corp. (the "Company") approved a Recoupment Policy, effective January 1, 2014, that will apply to the Company’s executive officers. The Recoupment Policy provides that in the event of any restatement of financial results, the officer will be required to reimburse the Company for an amount equal to the sum of

• any bonus or other incentive-based or equity-based compensation received, earned or recognized by the officer from the Company during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement in excess of the amount that would have been received, earned or recognized if the restated financial results had been released instead; and

• any profits realized by the officer from the sale of securities of the Company during that 12-month period.

The Board (or the Compensation Committee of the Board) will determine, in its reasonable discretion, based on the circumstances, the amount, form and timing of recovery. The Recoupment Policy will apply to equity based grants made after the effective date of the policy and to incentive cash compensation awards made for fiscal years beginning with 2014. Executive officers will sign a consent making them subject to the policy.

The foregoing description of the Recoupment Policy does not purport to be complete and is qualified in its entirety by the full text of the policy, which is filed as an exhibit hereto and incorporated herein by reference.

Item 8.01 Other Events.

On November 26, 2013, ITC Midwest LLC reposted its projected network rate for the period January 1, 2014 through December 31, 2014, reducing the rate from $8.805 to $8.795 per kW/month. The decrease of $0.010 per kW/month was due to the elimination of an erroneous duplication of costs for the Mason City 69 kV upgrades/Nettle Station project.

Item 9.01 Financial Statements and Exhibits.

10.120 Recoupment Policy and Related Consent, effective January 1, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC Holdings Corp.

December 2, 2013	By:	/s/ Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.120	Recoupment Policy and Related Consent, effective January 1, 2014.